Saxon Asset Securities Trust (SAST) 2004-3 - Price/Yield - A4
		AXA

Balance	$15,800,000.00	Delay	0
		Dated	10/27/2004
Settle	10/27/2004	First Payment	11/25/2004

WAL	7.97	6.45
Principal Writedown	2,699.77 (0.02%)	226.76 (0.00%)
Total Collat Loss (Collat Maturity)	171,580,713.38 (19.06%)	169,505,345.78 (18.83%)
Total Collat Liquidation (Collat Maturity)	425,961,773.87 (47.33%)	420,868,541.94 (46.76%)

Prepay	80 PricingSpeed	100 PricingSpeed
Default	21.45 CDR	25.349 CDR
Loss Severity	40%	40%
Servicer Advances	100%	100%
Liquidation Lag	12	12
Delinq	100%	100%
Optional Redemption	Call (N)	Call (N)